                               Register.com, Inc.
               Unaudited Pro Forma Combined Financial Information

The following unaudited pro forma combined balance sheet reflects the combined balance sheet of Register.com, Inc. ("Register" or the "Company") and Afternic.com, Inc. ("Afternic"), adjusted to give effect to the transaction pursuant to which Afternic merged with and into a wholly-owned subsidiary of Register (the "transaction"). The unaudited pro forma combined balance sheet assumes that the transaction occurred on June 30, 2000.

The following unaudited pro forma combined statement of operations for the year ended December 31, 1999 presents the operating results of the Company as if the transaction had occurred as of January 1, 1999. The following unaudited pro forma combined statement of operations for the six months ended June 30, 2000 presents the operating results of the Company as if the transaction had occurred as of January 1, 2000.

The pro forma adjustments are based upon available information and certain assumptions that the Company currently believes are reasonable in the circumstances. The Company's financial statements will reflect the effect of the transaction only from September 15, 2000, the date the transaction was consummated. The transaction has been accounted for using the purchase method of accounting. Under purchase accounting, the total purchase cost of Afternic will be allocated to the assets and liabilities acquired based on their relative fair values as of the date the transactions is closed, with any excess of the total purchase price over the fair value of the tangible assets acquired less the fair value of the liabilities assumed recorded as intangible assets. The cost allocations will be based on studies, which are not yet completed. Accordingly, the final allocations may be different from the amounts reflected herein. Although the final allocations may differ, the pro forma condensed combined financial information reflects management's best estimate based on currently available information.

The unaudited pro forma consolidated financial statements are derived from, and should be read in conjunction with, Register's and Afternic's historical financial statements and related notes. Afternic's audited financial statements for the period from inception (September 10, 1999) through December 31, 1999 and its unaudited financial statements for the six months ended June 30, 2000 are set forth in Item 7 (a) to this Report. Register's audited financial statements for the year ended December 31, 1999 are included in its final prospectus dated March 2, 2000 in connection with its initial public offering of common stock and its unaudited financial statements for the quarter ended June 30, 2000 are included in its Form 10-Q, each of which is on file with the Securities and Exchange Commission. The pro forma consolidated financial statements do not purport to be indicative of the results of operations or financial position which would have actually been reported had the transaction been consummated on the dates indicated, or which may be reported in the future.

                                 Register.com, Inc.
                     Unaudited Pro Forma Combined Balance Sheet
                                   June 30, 2000

                                                             Historical
                                                             ----------            Pro Forma
                                                       Register      Afternic     Adjustments        Pro Forma
                                                    ------------   -----------   ------------       ------------
Assets
Current Assets
    Cash and cash equivalents                       $148,332,164   $   458,130   $   (111,878) A               -
                                                                                  (10,300,000) B    $138,378,416
    Short-term investments                            26,912,789             -              -         26,912,789
    Accounts receivable                                6,259,784        74,200              -          6,333,984
    Prepaid domain name registry fees                 14,307,860             -              -         14,307,860
    Deferred tax asset                                21,995,762             -              -         21,995,762
    Prepaid income taxes                               1,608,000             -              -          1,608,000
    Other current assets                               1,667,597             -              -          1,667,597
                                                    ------------   -----------   ------------       ------------
      Total current assets                           221,083,956       532,330    (10,411,878)       211,204,408

Fixed assets, net                                      7,296,257        90,436              -          7,386,693
Prepaid domain name registry fees, net of
   current portion                                     5,476,523             -              -          5,476,523
Other investments                                      2,500,000             -              -          2,500,000
Goodwill and other intangibles, net                   11,341,302             -     47,182,264  B      58,523,566
                                                    ------------   -----------   ------------       ------------
      Total assets                                  $247,698,038   $   622,766   $ 36,770,386       $285,091,190
                                                    ============   ===========   ============       ============

Liabilities and Stockholders' Equity
Current Liabilities
    Accounts payable and accrued expenses           $ 11,777,790   $ 2,769,085   $ (2,422,933) A    $ 12,123,942
    Income taxes payable                                       -             -              -                  -
    Deferred revenue, net                             63,509,292             -              -         63,509,292
    Capital lease obligations, current portion                 -             -              -                  -
    Other current liabilities                            927,430             -              -            927,430
                                                    ------------   -----------   ------------       ------------
      Total current liabilities                       76,214,512     2,769,085     (2,422,933)        76,560,664
                                                    ------------   -----------   ------------       ------------

Deferred revenue, net of current portion              24,029,534             -              -         24,029,534
                                                    ------------   -----------   ------------       ------------
      Total Liabilities                              100,244,046     2,769,085     (2,422,933)       100,590,198
                                                    ------------   -----------   ------------       ------------

Commitments and contingencies
Stockholders' equity
    Preferred stock                                            -             -              -                  -
    Common stock                                           3,199        12,792        (12,792) B
                                                                                          438  B           3,637
    Additional paid-in capital                       167,212,811                   37,046,562  B     204,259,373
    Unearned compensation                             (5,627,223)                                     (5,627,223)
    Accumulated deficit                              (14,134,795)   (2,159,111)     2,159,111  B     (14,134,795)
                                                    ------------   -----------   ------------       ------------
      Total stockholders' equity                     147,453,992    (2,146,319)    39,193,319        184,500,992
                                                    ------------   -----------   ------------       ------------
      Total liabilities and stockholders' equity    $247,698,038   $   622,766   $ 36,770,386       $285,091,190
                                                    ============   ===========   ============       ============

                                 Register.com, Inc.
                Unaudited Pro Forma Combined Statement of Operations
                        For the Year Ended December 31, 1999

                                                               Historical
                                                       -------------------------     Pro Forma
                                                         Register      Afternic     Adjustments        Pro Forma
                                                       -----------   -----------   ------------       ------------
Net Revenues                                           $ 9,644,552   $        -    $          -       $  9,644,552
Cost of revenues                                         3,082,499            -               -          3,082,499
                                                       -----------   ----------    ------------       ------------
    Gross Profit                                         6,562,053            -               -          6,562,053
                                                       -----------   ----------    ------------       ------------

Operating costs and expenses
    Sales and marketing                                  7,149,693      152,097               -          7,301,790
    Research and development                             1,767,158      640,429               -          2,407,587
    General and administrative (exclusive of
      non-cash compensation)                             2,380,190      177,890               -          2,558,080
    Non-cash compensation                                4,929,200            -               -          4,929,200
    Amortization of goodwill and other intangibles               -            -      11,795,566  C      11,795,566
                                                       -----------   ----------    ------------       ------------
      Total operating costs and expenses                16,226,241      970,416      11,795,566         28,992,223
                                                       -----------   ----------    ------------       ------------

Loss from operations                                    (9,664,188)    (970,416)    (11,795,566)       (22,430,170)
Other income (expenses), net                               887,270           31        (618,000) D         269,301
                                                       -----------   ----------    ------------       ------------

    Net loss                                           $(8,776,918)  $ (970,385)   $(12,413,566)      $(22,160,869)
                                                       ===========   ==========    ============       ============

    Basic and diluted net loss per share               $     (0.46)                                   $      (0.94)
                                                       ===========                                    ============

    Weighted average shares used in basic and
      diluted earnings net loss per share               19,117,027                                      23,495,316
                                                       ===========                                    ============

    Supplemental pro forma basic and diluted net
      loss per share*                                  $     (0.40)                                   $      (0.84)
                                                       ===========                                    ============

    Weighted average shares used in supplemental pro
      forma basic and diluted net loss per share*       22,112,252                                      26,490,541
                                                       ===========                                    ============


* The supplemental pro forma basic and diluted net loss per share assumes the conversion of Register's Exchangeable Preferred Stock and Series A Convertible Preferred Stock, which occurred automatically upon Register's initial public offering on March 2, 2000, at the date of original issuance.

                                 Register.com, Inc.
                Unaudited Pro Forma Combined Statement of Operations
                       For the Six Months Ended June 30, 2000


                                                              Historical
                                                       -------------------------     Pro Forma
                                                         Register      Afternic     Adjustments        Pro Forma
                                                       -----------   -----------    -----------       ------------
Net Revenues                                           $32,667,756   $   195,172    $         -       $ 32,862,928
Cost of revenues                                         9,387,700       209,716              -          9,597,416
                                                       -----------   -----------    -----------       ------------
    Gross Profit                                        23,280,056       (14,544)             -         23,265,512
                                                       -----------   -----------    -----------       ------------

Operating costs and expenses
    Sales and marketing                                 22,153,387       524,796              -         22,678,183
    Research and development                             1,954,097       423,158              -          2,377,255
    General and administrative (exclusive of
      non-cash compensation)                             3,342,079       226,434              -          3,568,513
    Non-cash compensation                                1,290,093             -              -          1,290,093
    Amortization of goodwill and other intangibles         298,455             -      5,897,783  C       6,196,238
                                                       -----------   -----------    -----------       ------------
      Total operating costs and expenses                29,038,111     1,174,388      5,897,783         36,110,282
                                                       -----------   -----------    -----------       ------------

Loss from operations                                    (5,758,055)   (1,188,932)    (5,897,783)       (12,844,770)
Other income (expenses), net                             3,775,031           206       (309,000) D       3,466,237
                                                       -----------   -----------    -----------       ------------

    Net loss                                           $(1,983,024)  $(1,188,726)   $(6,206,783)      $ (9,378,533)
                                                       ===========   ===========    ===========       ============

    Basic and diluted net loss per share               $     (0.07)                                   $      (0.29)
                                                       ===========                                    ============
    Weighted average shares used in basic and
      diluted net loss per share                        27,901,444                                      32,279,733
                                                       ===========                                    ============

    Supplemental pro forma basic and diluted net
      loss per share*                                  $     (0.07)                                   $      (0.28)
                                                       ===========                                    ============

    Weighted average shares used in supplemental pro
      forma basic and diluted net loss per share*       29,526,406                                      33,904,695
                                                       ===========                                    ============

* The supplemental pro forma basic and diluted net loss per share assumes the conversion of Register's Exchangeable Preferred Stock and Series A Convertible Preferred Stock, which occurred automatically upon Register's initial public offering on March 2, 2000, at the date of original issuance.

                 NOTES TO PRO FORMA COMBINED FINANCIAL INFORMATION
                                    (UNAUDITED)

Effective September 15, 2000, the Company acquired 100% of the outstanding shares of common stock of Afternic, in exchange for $10,000,000 in cash and 4,378,289 shares of its common stock, through a merger of Afternic with and into a wholly-owned subsidiary of the Company (the "transaction"), a portion of which consideration was used to satisfy existing obligations of Afternic. The Company has valued the shares of its common stock on the date of acquisition at approximately $8.46 per share. The following adjustments were made to give effect to the transaction:

A. Entry gives effect to the assumption of the liabilities of Afternic, with the exception of deposits payable which represent amounts transferred to Afternic by the buyers of the domain name registrations that will be transferred to the sellers when the rights to the domain name registration are transferred, by the former shareholders of Afternic, and the reduction of cash balances in excess of the deposits payable balance.

B. Entry gives effect to the elimination of the historical equity accounts of Afternic and the recording of the purchase price of $10,000,000 in cash, 4,378,289 shares of Register's common stock in connection with the acquisition and estimated expenses of approximately $300,000.

C. Entry gives effect to the amortization of goodwill and other intangibles recorded in connection with the transaction, based upon an estimated amortization period of 48 months.

D. Entry gives effect to the reduction in interest income for the cash portion of the purchase price, assuming an effective interest rate of 6% per annum, which represents the short-term interest earned on the Company's investment balances.